UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 10, 2021

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2021, Brown-Forman Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Company’s Amended and Restated Five-Year Credit Agreement, dated as of November 10, 2017 (as previously amended, the “Credit Agreement”), with U.S. Bank National Association, as Administrative Agent, and the other lenders party thereto.
The Amendment, among other things, (i) reflects the extension of the stated maturity date for one additional year pursuant to the terms of the Credit Agreement from November 10, 2023 to November 10, 2024, (ii) changes the rate under the Credit Agreement for borrowings denominated in Sterling from a LIBOR-based rate to daily simple SONIA (Sterling Overnight Index Average) subject to certain adjustments specified in the Credit Agreement, (iii) changes the rate under the Credit Agreement for borrowings denominated in Euro from a LIBOR-based rate to an adjusted EURIBOR rate subject to certain adjustments specified in the Credit Agreement and (iv) updates certain other provisions regarding successor interest rates to LIBOR and incorporates certain other market changes.

Except as amended by the Amendment, the remaining terms of the Credit Agreement remain in full force and effect. The material terms of the Credit Agreement are described in the Company’s Current Report on Form 8-K (File No. 001-00123) filed with the Securities and Exchange Commission on November 13, 2017.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Amended and Restated Five-Year Credit Agreement, dated as of November 10, 2021, among Brown-Forman Corporation, U.S. Bank National Association, as Administrative Agent, and the other lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: November 12, 2021	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Associate General Counsel and Corporate Secretary